SCHEDULE 14A
                               (RULE 14A-101)

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
ACT OF 1934
                        (AMENDMENT NO.      )

Filed by the Registrant {X}

Filed by a Party other than the Registrant {   }

Check the appropriate box:

{ }   Preliminary Proxy Statement
      { } Confidential, For Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
{ }   Definitive Proxy Statement
{ }   Definitive Additional Materials
{X}   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        BIRMINGHAM STEEL CORPORATION
         ---------------------------------------------------------
              (Name of Registrant as specified in its charter)

                        ----------------------------
   (Name of person(s) filing proxy statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

{X}   No fee required.

{ }   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4)   Proposed maximum aggregate value of transactions:
      (5)   Total fee paid.

---------
{  }  Fee paid previously with preliminary materials.
{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:





                        BIRMINGHAM STEEL CORPORATION



                             SEPTEMBER 15, 1999


                                                            [Title Slide]


MEETING AGENDA
------------------------------------------------------------------------

o       Core Mini-mill Operating Performance

o       Overview of Strategic Restructuring

o       4th Quarter and FY 1999 Results

o       Outlook and Key Benchmarks for FY 2000

                                                               [Slide 1]


REPORTING GROUPS
------------------------------------------------------------------------

  Continuing Operations:                 Core Operations:
  ---------------------                  ---------------

       Birmingham                           Birmingham

       Kankakee                             Kankakee

       Joliet                               Joliet

       Jackson                              Jackson

       Seattle                              Seattle

       Cartersville                         Cartersville

       PESCO                                PESCO

       Jackson Scrap                        Jackson Scrap

       Vancouver Scrap                      Vancouver Scrap

       PCR                                  --


  Discontinued Operations:
  -----------------------

       Cleveland

       Memphis

       AIR

                                                               [Slide 2]


CORE OPERATIONS GROUP
------------------------------------------------------------------------

  Birmingham

  Kankakee

  Joliet

  Jackson

  Seattle

  Cartersville

  PESCO

  Jackson Scrap

  Vancouver Scrap

                                                               [Slide 3]



PROFITABLE CORE MINI-MILL OPERATIONS
------------------------------------------------------------------------

DESPITE SOME OF THE WORST INDUSTRY CONDITIONS IN 40 YEARS, BIRMINGHAM'S
CORE MINI-MILL OPERATIONS ARE SOLIDLY PROFITABLE

 (Dollars in Millions, except per share amounts)
----------------------------------------------------------------------------------------------------------------
                                                          QUARTERLY COMPARISON           FULL YEAR COMPARISON
                                                     ----------------------------    ---------------------------
                                                      Q4 1998            Q4 1999      FY 1998          FY 1999
----------------------------------------------------------------------------------------------------------------
Tons Shipped (000)                                       678              642          2,667          2,389

Net Sales                                               $214.2           $184.0       $836.9         $709.9

EBITDA                                                    35.3             26.5        116.4          106.9

Net Income                                                14.8              3.3         39.9           26.8

EPS                                                        0.50             0.11         1.34           0.91

Pre-Operating/Start-Up Costs                               0.6              3.9          1.3           12.9

EPS (Before Pre-Operating/Start-Up Costs)                  0.51             0.20         1.37           1.19
-----------------------------------------------------------------------------------------------------------------
Note:  Core operations include Kankakee, Birmingham, Seattle, Jackson and Cartersville.
-----------------------------------------------------------------------------------------------------------------


                                                               [Slide 4]


POSITIVE CORE OPERATIONAL DEVELOPMENTS
------------------------------------------------------------------------

FOURTH QUARTER AND FISCAL YEAR 1999

   o Continued improvement in product mix - increasing merchant bar component

   o   Continued progress in improving efficiency

         - Lower melt shop conversion costs and scrap management programs have improved metal spreads in the FY 1998/1999 period

               o  Rebar: $169 to $174 per net ton

               o  Merchant bar: $211 to $221 per net ton

         -   Inventory at fiscal year-end down $35 million or 32% from FY
             1998

   o   Q3 price increase announcements

         -   Merchant $15/ton effective 6/1/99

         -   Rebar $20/ton effective 6/1/99

   o   Progress made in Cartersville startup

   o   Winding down of major capital spending requirements

   o Reorganization of Company into strategic business units in November 1998 has driven productivity and profitability gains even in a depressed market

                                                               [Slide 5]



TRACK RECORD OF IMPROVEMENT IN CORE MINI-MILL BUSINESSES
---------------------------------------------------------------------------
THE CORE MINI-MILL GROUP'S PROFITABILITY UNDER CURRENT MANAGEMENT HAS SHOWN
IMPROVEMENT OVER PRIOR PERFORMANCE EVEN IN A DEPRESSED MARKET

(Dollars in Millions, except per ton amounts)
------------------------------------------------------------------------------------------------------------------------
                               1994           1995            1996            1997           1998            1999
------------------------------------------------------------------------------------------------------------------------
Shipments (000)               1,790          1,743           1,870            2,173           2,667           2,389

Average Price/Ton             $299           $330             $302            $307            $314            $297

Sales                         $536.1         $574.6           $564.3          $667.7          $836.9          $709.9

EBITDA(1)                       58.5           95.1             50.4            85.9           117.7           119.8

% Margin                        10.9%          16.6%             8.9%           12.9%           14.1%           16.9%

Net Income                      15.5           36.9             (1.3)           20.9            39.9            26.8

% Margin                         2.8%           6.4%            (0.2%)           3.1%            4.8%            3.8%
------------------------------------------------------------------------------------------------------------------------
Note:  Core operations include Kankakee, Joliet, Birmingham, Seattle, Jackson and
       Cartersville.  Fiscal years ending June 30.
(1) EBITDA does not include pre-operating/start-up costs.


                                                               [Slide 6]


CONTINUING STEPS TO BUILD PROFITABILITY
--------------------------------------------------------------------------
SINCE 1996, MANAGEMENT HAS SUCCESSFULLY IMPLEMENTED SEVERAL INITIATIVES TO IMPROVE PROFITABILITY IN ITS CORE MINI-MILL OPERATIONS



     PROFIT INITIATIVES                               RESULTS


o   Expanded rebar business            ---   o   Average rebar shipments have
                                                 increased 11% over 1996 levels

o   Improved product mix               ---   o   Merchant bar shipments
                                                 increased from 26% to 36%
                                                 of mix

o   Broadened customer base            ---   o   Increase in OEM shipments has
                                                 improved profitability at
                                                 Seattle and Kankakee

o   Increased operating efficiencies   ---   o   Reduced average manhours/ton
                                                      -  1.22 (1994 - 1996)
                                                      -  1.05 (1997 - 1999)

                                             o   Increased utilization of
                                                 internally produced billets


                                                               [Slide 7]



STRONG PERFORMANCE RELATIVE TO INDUSTRY PEERS
---------------------------------------------------------------------------

THE EBITDA MARGIN OF BIRMINGHAM'S CORE MINI-MILL BUSINESS IS WELL
ABOVE THE INDUSTRY AVERAGE

LTM Performance Comparison

(Dollars in Millions)

-----------------------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL                                                       PEER GROUP
                       BIRMINGHAM      NUCOR       METALS        CO STEEL     GSI      AMERISTEEL    SCHNITZER     AVERAGE
-----------------------------------------------------------------------------------------------------------------------------

Revenue                $709.9       $3,775.0      $2,324.9       $1,428.5    $788.4     $669.3       $270.4            -
EBITDA                  106.9          581.9         140.5          118.2      30.6       91.7         15.0            -
EBITDA MARGIN (%)        15.1%          15.4%          6.0%           8.3%      3.9%      13.7%         5.5%          8.8%
Net Income               26.8          205.2          45.3           11.8     (47.4)      28.9         (6.8)           -
-----------------------------------------------------------------------------------------------------------------------------
Note: Effective tax rate used where available, otherwise statutory tax rate.  Numbers adjusted for nonrecurring items.


                                                               [Slide 8]


STRATEGIC RESTRUCTURING FOCUS
---------------------------------------------------------------------------
BIRMINGHAM STEEL'S STRATEGIC RESTRUCTURING ANNOUNCED ON AUGUST 18, 1999 IMMEDIATELY RETURNS THE COMPANY TO PROFITABILITY IN THE FIRST QUARTER OF FY 2000

   o Continue to drive productivity and profitability in core mini-mill operations

   o Divest non-core operations (SBQ, American Iron Reduction (50%)) and review options for Pacific Coast Recycling (50%)

   o Accelerate Cartersville startup initiatives - goal of profitable mill by third quarter

   o    Continue to reduce debt levels to restore financial flexibility


                                                               [Slide 9]


DIVESTITURE UPDATE - SBQ OPERATIONS
---------------------------------------------------------------------------

   o Credit Suisse First Boston directing sales process with assistance from Banc of America Securities

           -  Initial contacts made

           -  Selling memoranda to be distributed shortly

           -  Targeted three to six month sales process

   o Management will continue to address current operating issues at Memphis and Cleveland to maximize asset values during sale


                                                               [Slide 10]


WHY SELL SBQ OPERATIONS NOW?
---------------------------------------------------------------------------

MANAGEMENT HAS ACTIVELY STUDIED OPTIONS FOR THE CLEVELAND, MEMPHIS AND AIR OPERATIONS OVER THE PAST TWELVE MONTHS

   o    SBQ/AIR strategy committed to by prior management

   o Operating results of SBQ division have significantly constrained Birmingham's financial performance and flexibility

           -  Increased debt levels

           -  Reduced cash flow

           -  Led to reductions in dividend rate

   o Operational ramp-up has revealed that optimization requires additional capital spending

   o SBQ sector is consolidating - meaningful interest is anticipated for these assets

   o Other growth areas present better opportunities for Birmingham given its core competencies and asset availability


                                                               [Slide 11]


SBQ DIVISION: MARKET AND OPERATIONAL CHALLENGES
---------------------------------------------------------------------------

o  Declining average SBQ sales prices per ton

     -   1996       $472

     -   1997        464

     -   1998        451

     -   1999        420         -     Q1 '99 $447 vs. Q4 '99 $400

o DRI - Low production levels/disadvantaged to market price; today up to $50/ton

o  Operational disruptions at Memphis

     -   Electric power curtailments

     -   Transformer outage

     -   Crane downtime

     -   Caster failures



               Pre-tax losses attributable to SBQ were $23.4 million and $85.3 million in Q4 and FY 1999, respectively


                                                               [Slide 12]


SBQ DIVISION INTERIM OPERATING PLAN
---------------------------------------------------------------------------

o   Get Memphis performance on track
      -   Fix caster bottleneck ($5 million)
      -   Focus production on higher value added qualities
      -   Streamline number of quality grades - 165 to 102
      -   Widen chemistries - more flexibility in melting standards
      -   Match customer requirements with production capabilities

o   Stabilize Cleveland
      -   Get volume at Cleveland quickly to 70,000 tons per month
            o Memphis supply focused on higher-priced cold heading qualities
            o Use Cartersville and outside billet supply - US Steel, Timken, Republic, etc.

o Increased volume and operating efficiencies should begin to provide positive impact in Q1 of FY 2000


                                                               [Slide 13]


ACCELERATE CARTERSVILLE START-UP
---------------------------------------------------------------------------

FOCUS ON SUCCESSFUL START-UP AT CARTERSVILLE HAS BEEN INTENSIFIED

   o   Implement operating strategy

         - Strengthened management team

         - Quickly build melt shop volumes

             o Develop Cartersville as supplier to Cleveland - minimum 15 M tons per month

             o  Supply Birmingham plant 5 M tons per month

         - Have rolling mill commercial on all sections by December 1999

   o   Meet near-term profit and loss expectations

         - Expected to be profitable by third quarter

         - Goal of breakeven for the current fiscal year

   o   Realize significant long-term opportunity in the mill

         - Low-cost rod billet and merchant billet supplier

         - Faster penetration of midsection market


                                                               [Slide 14]


CARTERSVILLE'S PRODUCT RANGE PROVIDES COMPETITIVE ADVANTAGE - ONE-STOP SHOPPING
-------------------------------------------------------------------------------

COMPETITOR PRODUCT AND SIZE COMPARISON

                              6"-12"  3"-12"    3"-10"        4" x 8"   5"-14"   8"-12"    6"-12"     Z's & T's
                   Capacity   C-Chan  MC-Chan   Std. I Beam   Angles    Flats    MH Beams  WF Beams
---------------------------------------------------------------------------------------------------------------

BIR                  500+       *       *          *            *         *        *          *          X

J&L                  250                *          *                               *          *

Chap - Tx            750        *                  *                               *          *

Chap - Va (1)      1,000        *                                                             *

NUC - DARL           600        *                               *         *

NUC - JEW            600        *                               *         *

NUC - Berk (1)       500        *       *          *                               *          *

NWS&W                700        *                               *         *                   *

NUC/YAM              250        *       *                       *                  *          *         *

SMI - BI             450        *                  *            *         *                   *

BAYOU                500        *                  *            *         *                   *

NSS - KY             250        *       *          *            *         *

LASCO                800        *                  *            *         *

AMERISTL             400        *                               *         *

SDI (2)              800        *       *          *            *                  *          *          *

KY EL                150                                                  *

IMPORTS              500        *       *          *            *         *        *          *

X     Products can be added to Cartersville when the Market demands

      (1)  New entrant 1999.
      (2)  New entrant 2000.


                                                               [Slide 15]


REPORTING GROUPS
--------------------------------------------------------------------------
    Continuing Operations:                    Core Operations:
    ---------------------                     ---------------

         Birmingham                                Birmingham

         Kankakee                                  Kankakee

         Joliet                                    Joliet

         Jackson                                   Jackson

         Seattle                                   Seattle

         Cartersville                              Cartersville

         PESCO                                     PESCO

         Jackson Scrap                             Jackson Scrap

         Vancouver Scrap                           Vancouver Scrap

         PCR                                       -


    Discontinued Operations:
    -----------------------

         Cleveland

         Memphis

         AIR

                                                               [Slide 16]


SUMMARY OF Q4 1999 SPECIAL CHARGES
--------------------------------------------------------------------------

(Dollars in Millions)

--------------------------------------------------------------------------
                                                              NET OF TAX
--------------------------------------------------------------------------

Loss from discontinued operations

       FY 1999 operating loss                                    $14.1

       Loss on disposal, including provision for
       estimated operating losses FY 2000                        173.2
                                                                -------
                                                                $187.3

Write-off of PCR                                                 $18.1
---------------------------------------------------------------------------


                                                               [Slide 17]


SELECTED PRE AND POST RESTRUCTURING OPERATING AND FINANCIAL DATA
---------------------------------------------------------------------------

(Dollars in Millions)

----------------------------------------------------------------------------
                           PRE RESTRUCTURING         POST RESTRUCTURING (1)
                           Q4          FY 99         Q4             FY 99
----------------------------------------------------------------------------

Tons Shipped (000)          831         3,043         642           2,389
Net Sales                $258.0        $980.3      $184.0          $709.9
EBITDA                      8.1          49.9        26.5           106.9
Start-up Costs             10.3          50.7         3.9(2)         12.9(2)
-----------------------------------------------------------------------------
(1)  Excludes discontinued operations.
(2)  Cartersville.


                                                               [Slide 18]



COMPARATIVE EPS DATA
-----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       PRE RESTRUCTURING              POST RESTRUCTURING
                                      Q4 99            FY 99          Q4 99        FY 99
--------------------------------------------------------------------------------------------------

EPS
   Continuing Operations              $(0.36)         $(1.05)         $(0.59)      $0.11

   Discontinued Operations               -               -             (6.31)      (7.72)
                                      ---------       --------        -------      -------

Reported EPS                           (0.39)          (1.05)          (6.90)      (7.61)

Reported EPS (from continuing
operations, excluding
start-up)                              (0.16)           0.10           (0.50)       0.39

EPS Core Operations                     0.20            1.19            0.20        1.19
(excluding start-up)
--------------------------------------------------------------------------------------------------


                                                               [Slide 19]



SELECTED BALANCE SHEET ITEMS
-----------------------------------------------------------------------------

(Dollars in Millions)

----------------------------------------------------------------------------------------------
                                             PRE RESTRUCTURING            POST RESTRUCTURING
                                                6/30/99                      6/30/99
----------------------------------------------------------------------------------------------

ASSETS
   Cash                                              $0.9                         $0.9
   Accounts Receivable                              104.5                         72.0
   Inventory                                        161.8                        100.3
   Net PPE                                          765.6                        439.6
   Net Assets - Discontinued Operations               -                          444.8
   Total Assets                                   1,155.1                      1,122.5

LIABILITIES & EQUITY
   Net Liabilities - Discontinued Operations          -                         $222.2
   Revolver Debt                                   $186.6                        186.6
   Other Debt                                       334.9                        334.9
   Treasury Stock                                    (0.8)                        (0.8)
   Stockholders' Equity                             423.9                        230.7

-----------------------------------------------------------------------------------------------

Note: Reflects restructuring charges, but does not give effect to application of any sale proceeds.



                                                               [Slide 20]


INCREASED FINANCIAL FLEXIBILITY
-----------------------------------------------------------------------------

THE STRATEGIC RESTRUCTURING WILL SIGNIFICANTLY STRENGTHEN THE COMPANY'S BALANCE SHEET AND IMPROVE CASH FLOW

   o  Cash flow strengthened by elimination of SBQ operating losses

   o  Debt reduced by net proceeds of assets sales

   o Capital spending returned to more normalized levels (approximately $20 - $30 million)

   o  Working capital reductions (lower billet inventory)

   o  Credit ratios significantly strengthened


                                                               [Slide 21]


LENDER NEGOTIATIONS ARE PROGRESSING
-----------------------------------------------------------------------------

BANKS ARE SUPPORTIVE OF MANAGEMENT'S RESTRUCTURING PLAN

   o SBQ/AIR strategy committed to by prior management has impacted Birmingham's financial position

   o Company currently negotiating second bank/lender amendments at higher fees and rates

   o  Company requested to provide collateral to all parties

   o  Expect all amendments negotiated by late September


                                                               [Slide 22]


CONTINUED STRENGTHENING OF MANAGEMENT TEAM
-----------------------------------------------------------------------------

   Chief Operating Officer         Brian Hill (June 1999)

                                   EVP Operations at North Star Steel
                                   during primary growth periods; 31 years
                                   with Cargill including 15 years of
                                   senior-level steel and steel-related
                                   experience with North Star and Cargill

   Chief Financial Officer         Kevin Walsh (July 1998)

                                   20 years with Johnson & Johnson
                                   (domestic and international); extensive
                                   financial and operational experience with major multinational corporations

   Cartersville                    Jack Wheeler (Assigned June 1999)

                                   Seasoned mini-mill operator, recently
                                   given responsibility for Cartersville
                                   operation, responsible for recent
                                   success at Birmingham's Northern
                                   Division (Kankakee/Joliet)

   SBQ Division - Memphis          Harold Olden (September 1998)

                                   Successfully managed four melt shops and steel plants over his 43 years in the industry


                                                               [Slide 23]


CORE BUSINESS OUTLOOK IS POSITIVE
-----------------------------------------------------------------------------

Management initiatives currently under way should enhance profitability

----------------------          ------------------------------------------
MINI-MILL                       INITIATIVES
----------------------          ------------------------------------------
Cartersville                    Successful startup, expanded merchant
                                product offering, and leveraging melt
                                capacity throughout organization

Jackson Continued growth of higher-margin merchant bar and niche products and improved volume levels

Birmingham                      Higher volume and improved inventory turns,
                                running rolling mill at capacity with
                                Cartersville billets

Seattle Continued growth in merchant bar sales, expanded sales platform in Canada and higher utilization rates during winter months

Kankakee/Joliet                 Added volume at Joliet mill, using billets
                                from Jackson to improve utilization rates

----------------------          -------------------------------------------


                                                               [Slide 24]


FY 2000 OBJECTIVES: KEY BENCHMARKS
-----------------------------------------------------------------------------

Shipments (millions)              2.3 - 2.5 tons

Product Mix                       55% Rebar / 45% Merchant

Metal Spread                      Continued Improvement

Depreciation                      $45 million

Capital Spending                  $20 - $30 million


   o   Complete Strategic Restructuring

   o   Significantly Improve Core Business Profitability for the Year

   o   Build Shareholder Value


                                                               [Slide 25]


BIRMINGHAM STEEL'S BOARD AND MANAGEMENT TEAM 100% FOCUSED ON BUILDING SHAREHOLDER VALUE
-----------------------------------------------------------------------------

   o Profitable core mini-mill operations with track record of continuous improvement

   o Strategic restructuring, including sale of SBQ division, immediately returns the Company to profitability

   o Qualified management team in place and committed to successful execution of the Company's strategic restructuring and repositioning


                                                               [Slide 26]


SAFE HARBOR/PARTICIPANT INFORMATION
-----------------------------------------------------------------------------

Except for historical information, the matters described in this press release are forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including economic conditions, market demand factors, equipment breakdowns or failures, Birmingham Steel's success in implementing the restructuring plan, as well as other risks described from time to time in the Company's periodic and special filings with Securities and Exchange Commission. Any forward-looking statements contained in this document speak only as of the date hereof, and the Company disclaims any intent or obligation to update such forward-looking statements.

Birmingham Steel Corporation (the "Company") and certain other persons named below may be deemed to be participants in the solicitation of proxies in connection with the 1999 annual meeting of shareholders. The participants in this solicitation may include the directors of the Company (William J. Cabaniss, Jr., C. Stephen Clegg, Alfred C. DeCrane, Jr., E. Mandell de Windt, Robert A. Garvey, E. Bradley Jones, Robert D. Kennedy, Richard de J. Osborne and John H. Roberts) and the following executive officers, members of management and employees of the Company: Robert A. Garvey (Chairman and Chief Executive Officer), Brian F. Hill (Chief Operating Officer), Kevin E. Walsh (Executive Vice President - Chief Financial Officer), William R. Lucas, Jr. (Managing Director - Southern Region), Jack R. Wheeler (Managing Director - Northern Region), Raymond J. Lepp (Managing Director - Western Region), J. Daniel Garrett (Vice President - Finance & Control). Catherine W. Pecher (Vice President - Administration & Corporate Secretary), Charles E. Richardson, III (General Counsel), Philip L. Oakes (Vice President - Human Resources), W. Joel White (Vice President - Information Technology) and Robert G. Wilson (Vice President - Business Development). As of the date of this communication, none of the foregoing participants individually owned in excess of 1 percent of the Company's common stock or in the aggregate in excess of 3 percent of the Company's common stock.

The Company has retained Credit Suisse First Boston Corporation ("CSFB") and Banc of America Securities LLC ("BAS") to act as its financial advisors, for which CSFB and BAS will receive customary fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, the Company has agreed to indemnify CSFB, BAS and certain related persons against certain liabilities, including liabilities under federal securities laws, arising out of their engagement. Each of CSFB and BAS are investment banking firms that provide a full range of financial services for institutional and individual clients. Neither CSFB nor BAS admit that it or any of its directors, officers or employees is a "participant," as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the solicitation, or that Schedule 14A requires the disclosure of certain information concerning CSFB or BAS. In connection with their role as financial advisors to the Company, each of CSFB and BAS, and the following investment banking employees of CSFB or BAS, as the case may be, may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the
Company: Peter R. Matt, William C. Sharpstone and Murari S. Rajan of CSFB; and Gidon Y. Cohen, Shawn B. Welch and Sumner T. Farren of BAS. In the normal course of their business, both CSFB and BAS regularly buy and sell securities issued by the Company for their own account and for the accounts of their respective customers, which transactions may result in CSFB, BAS or their respective associates having a net "long" or net "short" position in the Company's securities, or option contracts or other derivatives in or relating to such securities. As of September 3, 1999, CSFB had a net long position of 14,200 shares of the Company's common stock and as of September 8, 1999, BAS had a net long position of 264,224 shares of the Company's common stock.

                                                               [Slide 27]